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                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[_] Definitive Proxy Statement

[x] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         SYNERCOM TECHNOLOGY, INC.
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                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Notes:
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                           SYNERCOM TECHNOLOGY, INC.
                                333 Cypress Run
                                   Suite 360
                               Houston, TX 77094

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                                 SUPPLEMENT TO
                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                    --------------------------------------

        This supplements the proxy statement dated February 28, 1995 relating to the 1995 Annual Meeting of Stockholders (the "Annual Meeting") of SYNERCOM TECHNOLOGY, INC., a Delaware corporation (the "Company" or "Synercom"), to be held at 10:00 a.m. on Wednesday, April 19, 1995, at 750 Lexington Avenue, 27th Floor, New York, NY. The enclosed form of proxy is solicited on behalf of the Board of Directors of the Company in connection with such meeting and any adjournments or postponements thereof. This Supplement and the enclosed form of proxy are first being mailed to stockholders of the Company on or about April 8, 1995.

                             ELECTION OF DIRECTORS

        In addition to the five individuals referred to in the Proxy Statement, management intends to nominate, and the proxy holders intend to vote for the election of, Dr. Kenneth W. Rind as a director at the Annual Meeting for a term of one year and until his successor has been elected and qualified. Dr. Rind was appointed to the Board on April 5, 1995 to add an additional independent director. Dr. Rind has consented to being named in this Supplement and to serve as a director if elected.

        Dr. Rind, since 1981, has been chairman of Oxford Venture Corp., which manages venture capital partnerships. Dr. Rind is currently a director of Medical Sterilization, Inc., a supplier of sterilization equipment and services and Future Medical Products, Inc., a medical technology company. Dr. Rind is 59 years old and owns no shares of the Company common stock.

        Please sign, date and return the enclosed proxy in the envelope provided therefor.

                                        By Order of the Board of Directors,

                                        /s/ Johnny J. Blanchard

                                        Johnny J. Blanchard
                                        Secretary

Dated: April 5, 1995